Exhibit 99.1

Precision Drilling Trust and Grey Wolf, Inc. Announce Definitive Merger Agreement
Calgary, Alberta and Houston, Texas – August 25, 2008. Precision Drilling Trust (“Precision”, TSX: PD.UN, NYSE: PDS) and Grey Wolf, Inc. (“Grey Wolf”, AMEX: GW) today announced that their Board of Trustees and Board of Directors, respectively, unanimously approved a definitive merger agreement pursuant to which Precision will acquire Grey Wolf.
The combination of Precision and Grey Wolf will have land drilling operations in virtually every conventional and unconventional oil and gas basin in the lower 48 United States and Canada with an emerging presence in Mexico. The combination of Grey Wolf’s deep drilling capabilities and Precision’s high performance systems and technology provides a foundation for immediate international expansion to pursue global oil drilling opportunities.
▪	Under the terms of the agreement, Grey Wolf shareholders will receive US$5.00 in cash and 0.1883 newly-issued Precision trust units (“Units”) for each Grey Wolf common share on a fully-diluted basis, for aggregate consideration of US$1.12 billion in cash and 42.0 million Units. Grey Wolf shareholders will be able to elect to receive cash or Units, subject to pro-ration.
▪	The consideration represents approximately a 4.5% increase in the aggregate number of Units offered to Grey Wolf shareholders since Precision’s last public announcement of its intention to acquire Grey Wolf.
▪	Grey Wolf’s Board of Directors believes this consideration represents a substantial premium over an ‘unaffected’ Grey Wolf stock price without the influence of Precision’s previous public announcements regarding its desire to acquire Grey Wolf.
▪	The transaction is expected to be highly accretive to Precision’s cash flow per Unit.
▪	Existing Grey Wolf shareholders will own approximately 25% of the combined entity and three of the current Grey Wolf directors will be added to the Board of Directors of Precision Drilling Corporation, the administrator of Precision Drilling Trust, at closing.
▪	Financing is not a condition to closing of the merger. Precision has committed financing for the cash portion of the consideration and sufficient funding to continue its strategic organic growth plan.
The combination is expected to increase value for Grey Wolf’s shareholders by enabling the combined entity to capitalize more effectively on strong industry fundamentals in North America. Grey Wolf’s highly experienced people, turnkey drilling capability and its technologically advanced rigs will enhance Precision’s ability to execute its strategy to expand its high performance, high value drilling business in the United States and creates a solid platform for international expansion. In addition to drilling, Precision’s Production and Completion segment in Canada provides Grey Wolf shareholders an investment in new business lines associated with the full life cycle of oil and natural gas wells including service rigs, rental equipment and well snubbing.
The transaction will enhance Precision’s leadership position in the North American oil field services sector and represents an important milestone in Precision’s long-term strategy for expansion beyond Canada. The combined company will continue to focus on providing a safe work environment for all its employees and will benefit through the sharing of best practices. The combination also provides synergies to secure greater cost advantage through the adoption of common operational support systems including procurement, maintenance, rig manufacturing and enterprise wide information systems.
The transaction will establish scale for Precision as one of the largest land drillers in North America with a combined fleet of 371 drilling rigs. The combined company will also provide 229 service rigs, camp and catering, procurement, rig manufacturing and repair, snubbing, rentals, wastewater treatment and a turnkey drilling business. On a pro-forma basis for the 12 months ended June 30, 2008, combined revenue was US$1.8 billion.
Grey Wolf reached agreement with Precision following its previously announced review of strategic alternatives for enhancing shareholder value. This review included an update to Grey Wolf’s existing strategic plan and, ultimately, active solicitation of interest among a broad range of potential strategic and financial buyers for Grey Wolf, with the assistance of its independent financial advisors, UBS Investment Bank.
Commenting on the transaction, Kevin Neveu, CEO of Precision Drilling Corporation, stated “The merger with Grey Wolf is a perfect strategic fit for both companies. Grey Wolf’s customer base, experienced employees and rig fleet will be enhanced by Precision’s high performance systems and Super Series rig technology. Together we can deliver high value services that will provide significant value to our customers, employees and securityholders. We are well positioned to be the premier provider of drilling services to the emerging unconventional gas and oil plays throughout North America, from the Haynesville shale in Louisiana to the Horn River development in north-eastern British Columbia. Further, the combination will immediately strengthen the platform for Precision’s global drilling strategy with increased scale, deep drilling rigs and great people.” Mr. Neveu stated “We will look forward to welcoming all Grey Wolf employees to the Precision family.”
Thomas P. Richards, Chairman, President and CEO of Grey Wolf said, “Grey Wolf’s Board of Directors believes this improved offer from Precision is in the best interests of Grey Wolf shareholders, customers, and employees and we are pleased we have been able to reach this agreement. Grey Wolf shareholders will be able to receive immediate value for a portion of their shares through the cash component of the merger consideration and will have the opportunity to participate in the upside as securityholders in a combined company whose scale, financial strength and strategic advantages position it well for future growth. Our shareholders should know that the Grey Wolf Board conducted a rigorous evaluation of alternatives and we believe the Precision merger best serves their interests.
The Precision merger recognizes the potential inherent in Grey Wolf’s asset base. Our two drilling companies have also built a long-standing reputation with customers for safety, reliability and quality in their drilling operations. The technical capabilities of our combined rig fleets make a formidable asset base and will expand service to our loyal US customers. For the employees of Grey Wolf, this provides an historic opportunity to participate and lead in the development of a global drilling company with leading technology.”
Under the terms of the Agreement, Grey Wolf’s shareholders will have the ability to elect to receive cash or Units subject to pro-ration, where the maximum amount of cash to be paid by Precision will be approximately US$1.12 billion, and the maximum number of Units will be approximately 42.0 million. These maximums take into account the conversion of Grey Wolf’s convertible debt securities and stock options, totaling approximately 223 million fully diluted Grey Wolf shares. These maximum aggregate amounts translate to US$5.00 in cash and 0.1883 of a Unit for each share of Grey Wolf stock.
Precision has received commitments from Deutsche Bank Securities, Royal Bank of Canada, HSBC Bank and The Toronto Dominion Bank to finance the cash portion of the transaction.
Upon completion of the transaction, Precision will remain headquartered in Calgary, Alberta with its United States operations headquartered in Houston, Texas. Precision will maintain Grey Wolf’s principal offices and facilities and will offer attractive opportunities for all of Grey Wolf’s employees to have continued roles with Precision. It is anticipated that the Grey Wolf name will continue to be used for a period of time.
Precision’s contract drilling operations leadership team in the United States will be a combination from both companies’ management teams and led by David Crowley, currently Executive Vice President and Chief Operating Officer of Grey Wolf, who will be President of Precision’s US operations.
Completion of the transaction is subject to Grey Wolf shareholder and customary regulatory approvals. The transaction is not subject to approval by Precision Unitholders. The Boards and management teams of both Precision and Grey Wolf will work jointly and promptly to prepare the necessary regulatory filings. It is anticipated that the proxy statement will be mailed to Grey Wolf shareholders by the end of the third quarter with the special meeting of shareholders to be held before the end of 2008.

Advisers and Counsel
Deutsche Bank Securities Inc. and RBC Capital Markets are acting as financial advisors to Precision on the transaction. Precision’s legal counsel are Mayer Brown LLP, Bennett Jones LLP and Felesky Flynn LLP.
UBS Investment Bank is acting as exclusive financial advisor to Grey Wolf on the transaction. Grey Wolf’s legal counsel are Porter & Hedges LLP, Blake, Cassels & Graydon LLP and Gardere Wynne Sewell LLP.
About Precision
Precision is a leading provider of safe, high performance energy services to the North American oil and gas industry. Precision provides customers with access to an extensive fleet of contract drilling rigs, service rigs, camps, snubbing units, wastewater treatment units and rental equipment backed by a comprehensive mix of technical support services and skilled, experienced personnel. Precision is headquartered in Calgary, Alberta, Canada. Precision is listed on the Toronto Stock Exchange under the trading symbol “PD.UN” and on the New York Stock Exchange under the trading symbol “PDS”. For more information about Precision, go to http://www.precisiondrilling.com.
About Grey Wolf
Grey Wolf is a leading provider of turnkey and contract oil and gas land drilling services in the United States. Grey Wolf operates from divisions in South Texas, Gulf Coast, Ark-La-Tex, Mississippi/Alabama, Mid-Continent, Rocky Mountain regions, and Mexico. Grey Wolf is headquartered in Houston, Texas, USA. Grey Wolf, Inc. is listed on the American Stock Exchange under the trading symbol “GW”. For more information about Grey Wolf, go to http://www.gwdrilling.com.
Media Conference
Precision and Grey Wolf have scheduled a joint conference call and webcast to begin promptly at 10:00 am CT (9:00 am MT) on Monday, August 25, 2008.
The conference call dial in numbers are 1 (866) 223-7781 or (416) 641-6140. A live webcast of the conference call will be accessible on Precision’s website at www.precisiondrilling.com by selecting “Investor Centre”, then “Webcasts” and on Grey Wolf’s website at www.gwdrilling.com. Shortly after the live webcast, an archived version will be available for approximately 30 days on each company’s web-site.

An archived recording of the conference call is expected to be available one day after the completion of the call until September 1, 2008 by dialing 1 (800) 408-3053 or (416) 695-5800, pass code 3269382#.
For further information please contact:

Precision Drilling Corporation	Grey Wolf, Inc.
Kevin Neveu	David W. Wehlmann
Chief Executive Officer	Executive Vice President and Chief Financial Officer

Doug Strong
Chief Financial Officer

Telephone: 403-716-4500	Telephone: 713-435-6100
Fax: 403-264-0251	Fax: 713-435-6171

4200, 150 — 6th Avenue S.W.	10370 Richmond Ave, Suite 600
Calgary, Alberta T2P 3Y7	Houston, TX 77042
Cautionary Statements Regarding Forward-Looking Information and Statements
Statements about Grey Wolf’s and Precision’s outlook and all other statements in this news release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Grey Wolf’s and Precision’s control, which could cause actual results to differ materially from such statements. Forward looking information includes, but is not limited to, statements regarding the proposed merger, including expected combined financial and operating results; the expected amount and timing of operating synergies; and whether and when the transactions contemplated by the Merger Agreement will be consummated. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are the failure to realize anticipated synergies; the result of the review of the proposed merger by various regulatory agencies and any conditions imposed in connection with consummation of the proposed merger; failure to receive the approval of the proposed merger by the shareholders of Grey Wolf and satisfaction of various other conditions to the closing of the merger contemplated by the Merger Agreement. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Grey Wolf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Precision’s Annual Report on Form 40-F for the fiscal year ended December 31, 2007, and those set forth from time to time in Grey Wolf’s and Precision’s filings with the Securities and Exchange Commission, which are available through Grey Wolf’s and Precision’s websites at www.gwdrilling.com and www.precisiondrilling.com.
This press release contains statements that may constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable Canadian securities legislation. This forward-looking information includes, among others, statements regarding business strategy, plans and other expectations, beliefs, goals, objectives, information and statements about possible future events. Specific forward-looking information contained in this press release include statements regarding Precision’s proposed business combination with Grey Wolf, the completion of the business combination and the outcome of the business combination, as well as statements regarding transaction values, accretion, ownership levels, and revenue resulting from the completion of the proposed transaction. Readers are cautioned not to place undue reliance on such forward-looking information. Forward-looking information is based on current expectations, estimates and assumptions that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Precision and described in the forward-looking information contained in this press release. Among the various factors that could cause results to vary materially from those indicated in the forward-looking information include failure to realize anticipated synergies, the result of the review of the proposed business combination by regulatory authorities, and failure to receive approval of the proposed business combination by Grey Wolf’s shareholders. No assurance can be given that any of the events anticipated by the forward-looking information will transpire or occur or, if any of them do so, what benefits Precision will derive therefrom.
Additional Information and Where to Find It
In connection with the proposed merger, Precision will file a registration statement, which will include a proxy statement of Grey Wolf and other materials, with the Securities and Exchange Commission. PROSPECTIVE INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREY WOLF, PRECISION, LOBOS CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF PRECISION CREATED AS A SPECIAL-PURPOSE ACQUISITION VEHICLE, AND THE PROPOSED TRANSACTION. Prospective investors and securityholders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Grey Wolf and Precision, without charge, at the SEC’s web site www.sec.gov, Precision’s web site www.precisiondrilling.com, and Grey Wolf’s web site www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Precision Drilling Trust, (403) 716-4500 or to Investor Relations, Grey Wolf, Inc., (713) 435-6100.

Participants in the Solicitation
     Grey Wolf and Precision and their respective trustees, directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Grey Wolf’s shareholders in respect of the proposed merger. Information about the directors and executive officers of Grey Wolf and their ownership of Grey Wolf common stock can be found in Grey Wolf’s proxy statement for its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning directors and certain of executive officers of Precision is included in its Annual Report on Form 40-F on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.